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                                                                    EXHIBIT 10.2


                                                         EMPLOYEES & CONSULTANTS





                                TICKETS.COM, INC.

                     ---------------------------------------


                            1999 STOCK INCENTIVE PLAN

                       DISCRETIONARY OPTION GRANT PROGRAM

                           PLAN SUMMARY AND PROSPECTUS

                     ---------------------------------------





                                  The date of this Prospectus is August 15, 2001


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                                TABLE OF CONTENTS

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INFORMATION ON THE 1999 STOCK INCENTIVE PLAN DISCRETIONARY OPTION GRANT PROGRAM..............1

QUESTIONS AND ANSWERS ABOUT THE PLAN.........................................................1

        GENERAL PLAN PROVISIONS..............................................................1

               1.  What is the basic structure of the Discretionary Option Grant Program?....1

               2.  When did the Plan become effective?.......................................1

               3.  Who administers the Plan?.................................................1

               4.  Who is eligible to participate in the Discretionary Option Grant
                   Program? .................................................................2

               5.  How many shares of Common Stock may be issued under the Plan?.............2

               6.  What happens if there is a change in the Corporation's capital structure? ...............................................................3

               7.  Can the Plan be amended or terminated?....................................3

        GRANT OF OPTIONS.....................................................................3

               8.  How are options granted under the Discretionary Option Grant Program?.....3

               9.  What type of options may be granted under the Discretionary Option
                   Grant Program? ...........................................................3

               10. How is the exercise price determined?.....................................3

               11. How is the fair market value of the Common Stock determined?..............4

               12. Can the Corporation cancel my option and grant me a new option?...........4

               13. Can I assign or transfer my option?.......................................4

               14. When do I acquire the rights of a stockholder?............................4

        EXERCISE OF OPTIONS..................................................................4

               15. When may I exercise my option?............................................4

               16. When will my option terminate?............................................4

               17. How do I exercise my option?..............................................4

               18. How do I pay the exercise price?..........................................5

        INCENTIVE OPTIONS....................................................................5

               19. Who is eligible to receive an Incentive Option?...........................5

               20. Is there a limitation on the number of shares for which an Incentive
                   Option may become exercisable in any one calendar year?...................5

               21. Can an Incentive Option lose its qualified status?........................6

               22. What limitations apply to Incentive Options granted to a 10%
                   stockholder? .............................................................6

        EARLY TERMINATION OF OPTIONS.........................................................6

               23. What happens to my options if my service terminates?......................6

               24. What happens to my options if I am discharged from service for
                   Misconduct? ..............................................................6

               25. What happens to my options if I die or become disabled?...................7

               26. What happens to my options if the Corporation is acquired or merged?......7

               27. What happens to my options that are assumed upon a Corporate
                   Transaction? .............................................................8

               28. What happens to my options if there is a change in control of the
                   Corporation? .............................................................8

        DISPOSITION OF OPTION SHARES.........................................................9

               29. When can I sell my shares?................................................9

        MISCELLANEOUS........................................................................9

               30. Is financing available under the Plan?....................................9

               31. Do I have the right to remain employed until my options under the
                   Discretionary Option Grant Program vest? .................................9

               32. Are there any circumstances which would cause me to lose my rights with respect to an option or a stock issuance? ...........................10
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               33. Does the Plan restrict the authority of the Corporation to grant or assume options outside of the Plan? ......................................10

               34. Does the grant of an option or the issuance of shares under the Plan affect my eligibility to participate in other plans of the Corporation?...10

               35. What is a parent corporation?.............................................10

               36. What is a subsidiary corporation?.........................................10

               37. Is the Plan subject to ERISA?.............................................10

QUESTIONS AND ANSWERS ON FEDERAL TAX CONSEQUENCES............................................10

        INCENTIVE OPTIONS....................................................................10

               T1. Will the grant of an Incentive Option result in Federal income tax liability to me? .........................................................10

               T2. Will the exercise of an Incentive Option result in Federal income tax liability to me? .....................................................11

               T3. When will I be subject to Federal income tax on shares acquired under an Incentive Option? .....................................................11

               T4. What constitutes a disposition of Incentive Option shares?................11

               T5. How is my Federal income tax liability determined when I dispose of my shares? ............................................................11

               T6. What if I make a qualifying disposition?..................................11

               T7. What are the normal tax rules for a disqualifying disposition?............11

               T8. What are the Federal tax consequences to the Corporation?.................12

               T9. What are the consequences of paying the exercise price of an Incentive
                   Option in the form of shares of Common Stock acquired upon the exercise of an earlier-granted Incentive Option if the delivery of the shares results in a disqualifying disposition?............................12

               T10. What are the consequences of paying the exercise price of an
                    Incentive Option in the form of shares of Common Stock (i)
                    acquired under an Incentive Option and held for the requisite holding periods, (ii) acquired under a Non-Statutory Option or (iii) acquired through open-market purchases? ........................13

               T11. What are the consequences of a subsequent disposition of shares purchased under an Incentive Option with
                    shares of Common Stock?..................................................13

        NON-STATUTORY OPTIONS................................................................13

               T12. Will the grant of a Non-Statutory Option result in Federal income tax liability to me? ....................................................13

               T13. Will the exercise of a Non-Statutory Option result in Federal income tax liability to me? .............................................13

               T14. Will I recognize additional income when I sell shares acquired under a Non-Statutory Option? ...........................................14

               T15. What are the consequences of paying the exercise price of a
                    Non-Statutory Option in the form of shares of Common Stock previously acquired upon the exercise of employee options or through open-market purchases?...........................................14

               T16. What are the Federal tax consequences to the Corporation?................14

        FEDERAL TAX RATES....................................................................14

               T17. What are the applicable Federal tax rates?...............................14

        ALTERNATIVE MINIMUM TAX................................. ............................15

               T18. What is the alternative minimum tax ?....................................15

               T19. What is the allowable exemption amount?..................................15

               T20. How is the alternative minimum taxable income calculated?................15

               T21. Is the spread on an Incentive Option at the time of exercise normally includible in alternative minimum taxable income?...............15

               T22. How will the payment of alternative minimum taxes in one year affect the calculation of my tax liability in a later year?.....................15

CORPORATION INFORMATION AND ANNUAL PLAN INFORMATION..........................................16
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THIS DOCUMENT CONSTITUTES PART OF THE OFFICIAL PROSPECTUS COVERING SECURITIES
THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

                               INFORMATION ON THE
                            1999 STOCK INCENTIVE PLAN
                       DISCRETIONARY OPTION GRANT PROGRAM

               Tickets.com, Inc., a Delaware corporation (the "Corporation"), is offering shares of its common stock (the "Common Stock") to eligible individuals in the Corporation's service pursuant to option grants and direct stock issuances made under the Corporation's 1999 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to offer the Corporation's employees, the non-employee members of the Board of Directors (the "Board"), and consultants and other independent advisors who provide services to the Corporation the opportunity to acquire an ownership interest in the Corporation as an incentive for such persons to continue in the Corporation's service. Unless the context indicates otherwise, all references to the Corporation in this Plan Summary and Prospectus include Tickets.com, Inc. and its parent and subsidiary corporations, whether now existing or subsequently established.

                      QUESTIONS AND ANSWERS ABOUT THE PLAN

               This Plan Summary and Prospectus sets forth in question and answer format the principal terms of the option grants which may be made from time to time under the Discretionary Option Grant Program in effect under the Plan to individuals who are NOT officers or directors of the Corporation subject to the short-swing profit restrictions of the Federal securities laws. All share amounts reflected herein have been adjusted to reflect a 1-for-2.25 reverse stock split of the Corporation's Common Stock effected on November 3, 1999 and a 1-for-8 reverse stock split of the Corporation's Common Stock effected on July 23, 2001.

                             GENERAL PLAN PROVISIONS

        1.      WHAT IS THE BASIC STRUCTURE OF THE DISCRETIONARY OPTION GRANT
                PROGRAM?

               The Discretionary Option Grant Program is one of several equity incentive programs in effect under the Plan. Under the Discretionary Option Grant Program, options may be granted to eligible persons which will provide them with the right to purchase shares of Common Stock during their period of service with the Corporation at a fixed price per share equal to the fair market value of the Common Stock on the grant date.

        2.      WHEN DID THE PLAN BECOME EFFECTIVE?

               The Plan became effective on November 3, 1999, in connection with the initial public offering of the Common Stock, and serves as the successor to the following equity incentive plans of the Corporation: the Special Executive Stock Option Plan, the 1998 Stock Incentive Plan, the 1997 Stock Option Plan, the 1996 Stock Option Plan and the 1997 Non-Employee Director's Option Plan (the "Predecessor Plans").

               All options outstanding under the Predecessor Plans have been incorporated into the new Plan, and no further option grants or stock issuances will be made under the Predecessor Plans. Each option so incorporated will continue to be governed by the terms of the agreement evidencing that option, and no provision of the new Plan will adversely affect or otherwise modify the rights of the holders of such incorporated options with respect to their acquisition of shares of Common Stock thereunder.

        3.      WHO ADMINISTERS THE PLAN?

               The Plan will be administered by the Compensation Committee. This committee is comprised of two (2) or more non-employee Board members appointed by the Board, and each member will serve for so long as the Board deems appropriate and may be removed by the Board at any time. A secondary committee of one or more Board members may be delegated separate but concurrent jurisdiction with the Compensation Committee to administer the Discretionary Option Grant Program with respect to all employees and consultants not subject to the short-swing profit restrictions of the federal securities laws. The Compensation Committee and any secondary Board committee with administrative authority under the Plan will each be referred to in this document as the "Plan Administrator."

               The Plan Administrator will have full authority, with respect to the option grants made under the Discretionary Option Grant Program, to determine the persons who are to be granted options, the time or times when such option grants are to be made, the number of shares to be subject to each such grant, the time or times when each option is to become exercisable, the vesting schedule applicable to the option shares and the maximum period for which the option is to remain outstanding.

        4. WHO IS ELIGIBLE TO PARTICIPATE IN THE DISCRETIONARY OPTION GRANT PROGRAM?

               Employees, non-employee Board members, consultants and other independent advisors in the Corporation's service will be eligible to participate in the Discretionary Option Grant Program.

        5.      HOW MANY SHARES OF COMMON STOCK MAY BE ISSUED UNDER THE PLAN?

               The maximum number of shares of Common Stock issuable over the term of the Plan was initially limited to 1,313,289 shares. Such share reserve consisted of (i) the number of shares which remained available for issuance under the Predecessor Plans at the time of the initial public offering of the Common Stock, including the shares subject to outstanding options under the Predecessor Plans incorporated into the new Plan, plus (ii) an additional increase of approximately 133,333 shares.

               The number of shares of Common Stock available for issuance under the Plan automatically increases on the first trading day in January each calendar year, beginning with calendar year 2000, by an amount equal to three and one-half percent (3.5%) of the total number of shares of Common Stock outstanding on the last trading day in December in the immediately preceding calendar year, but in no event will any such annual increase exceed 277,778 shares. The maximum number of shares of Common Stock issuable over the term of the Plan as of January 1, 2001 was limited to 1,822,636 shares.

               No individual participating in the Plan may receive stock options, separately exercisable stock appreciation rights and direct share issuances for more than 55,556 shares of Common Stock under the Plan per calendar year. Except for such restriction and certain other restrictions in connection with incentive stock option grants (see the "Incentive Options" section below), there are no limitations on the number of shares of Common Stock for which an eligible individual may be granted options under the Discretionary Option Grant Program.

               Should one or more outstanding options under the Plan expire or terminate for any reason prior to exercise in full, the shares of Common Stock subject to the portion of each such option not so exercised will be available for subsequent issuance under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise price or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan will be added back to the number of shares of Common Stock available for issuance under the Plan and may accordingly be reissued through one or more subsequent option grants or direct stock issuances under the Plan. Should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan will be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares subject to options which are surrendered pursuant to any stock appreciation rights exercised under the Plan will not be available for subsequent issuance.

               The Common Stock will be made available either from authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Corporation, including shares repurchased on the open market.


                                                                               2
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        6.      WHAT HAPPENS IF THERE IS A CHANGE IN THE CORPORATION'S CAPITAL
                STRUCTURE?

               In the event of a Recapitalization (as defined below), appropriate adjustments will automatically be made to (i) the maximum number and/or class of securities reserved for issuance under the Plan, (ii) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances per calendar year and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option, including options incorporated from the Predecessor Plans. The adjustments to such outstanding options will preclude the dilution or enlargement of the rights and benefits available under those options.

               For purposes of the Plan, a Recapitalization is any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration.

        7.      CAN THE PLAN BE AMENDED OR TERMINATED?

               Yes. The Board has exclusive authority to amend or modify the Plan in any and all respects. However, no amendment or modification may, without the holder's consent, adversely affect such individual's rights and obligations under his or her outstanding options or direct stock issuances under the Plan. In addition, certain amendments to the Plan may require approval of the Corporation's stockholders.

               The Plan will terminate upon the earliest to occur of (i) May 23, 2009, (ii) the date on which all shares available for issuance under the Plan are issued as fully vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction (see the "Early Termination of Options" section below). Should the Plan terminate on May 23, 2009, then any option grants outstanding at that time under the Discretionary Option Grant Program will continue to have force and effect in accordance with the provisions of the agreements evidencing those grants.

                                GRANT OF OPTIONS

        8.      HOW ARE OPTIONS GRANTED UNDER THE DISCRETIONARY OPTION GRANT
                PROGRAM?

               The Plan Administrator will have complete discretion (subject to the limitations of the Plan) to determine when and to whom options will be granted under the Discretionary Option Grant Program and the terms of each such grant. Each option grant will be evidenced by one or more options documents (collectively, the "Option Agreement") executed by the Corporation and the optionee.

        9. WHAT TYPE OF OPTIONS MAY BE GRANTED UNDER THE DISCRETIONARY OPTION GRANT PROGRAM?

               The Plan Administrator may grant incentive stock options ("Incentive Options") designed to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not satisfy such requirements ("Non-Statutory Options"). For a discussion of the difference in tax treatment under the Code between Incentive Options and Non-Statutory Options, see the "Questions and Answers on Federal Tax Consequences" section below.

        10.     HOW IS THE EXERCISE PRICE DETERMINED?

               The exercise price of an option will be determined by the Plan Administrator. However, the exercise price of an option will not be less than one hundred percent (100%) of the fair market value of the Common Stock on the grant date.


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        11.     HOW IS THE FAIR MARKET VALUE OF THE COMMON STOCK DETERMINED?

               The fair market value per share of Common Stock on any relevant date under the Plan will be the closing selling price per share on that date, as reported on the Nasdaq National Market as published in The Wall Street Journal. If the Common Stock is not traded on that day, the fair market value will be the closing selling price per share on the last preceding date for which such quotation exists.

        12.     CAN THE CORPORATION CANCEL MY OPTION AND GRANT ME A NEW OPTION?

               Yes. The Plan Administrator has the authority to cancel outstanding options and to issue new options in replacement, but your consent will be required in connection with your participation in any such cancellation/regrant program. The new options can cover the same or a different number of shares of Common Stock and will have an exercise price per share not less than the fair market value of the Common Stock on the new grant date. In addition, it is likely that the new options will have a vesting schedule based on the new grant date, without any credit provided for the period the cancelled options were outstanding.

        13.     CAN I ASSIGN OR TRANSFER MY OPTION?

               No. Your options generally cannot be assigned or transferred, except by the provisions of your will or the laws of inheritance following your death or pursuant to any beneficiary designation you have in effect for the options you hold under the Plan at the time of your death. However, one or more Non-Statutory Options may be structured so that those options will be assignable in whole or in part during your lifetime to one or more members of your immediate family, to a trust established exclusively for one or more such family members or to your former spouse. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. No such assignment will be permitted, however, unless in connection with your estate plan or pursuant to divorce or other marital separation proceedings.

        14.     WHEN DO I ACQUIRE THE RIGHTS OF A STOCKHOLDER?

               You will not have any stockholder rights with respect to the option shares. You will not acquire stockholder rights until you exercise the option, pay the exercise price and become a holder of record of the purchased shares.

                               EXERCISE OF OPTIONS

        15.     WHEN MAY I EXERCISE MY OPTION?

               Your option will generally become exercisable for the option shares in a series of installments over the period that you remain in the Corporation's service. The exercise schedule applicable to your option will be determined by the Plan Administrator at the time of grant and will be set forth in the Option Agreement. You may exercise your option at any time for the shares for which your option is exercisable, provided you do so before the option terminates.

        16.     WHEN WILL MY OPTION TERMINATE?

               No option granted under the Discretionary Option Grant Program may have a term in excess of ten (10) years. The actual expiration date of your option will be set forth in the Option Agreement. Your option may, however, terminate prior to its designated expiration date in the event of your termination of service or upon the occurrence of certain other events. See the "Early Termination of Options" section below.

        17.     HOW DO I EXERCISE MY OPTION?

               To exercise your option, you must provide the Corporation with written notice of the exercise in which you indicate the number of shares to be purchased under your option. The notice must be accompanied by payment of the exercise price for the purchased shares, together with appropriate proof that the person exercising the


                                                                               4
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option (if other than yourself) has the right to effect such exercise. You will be required to satisfy all applicable income and employment tax withholding requirements at that time. For information about such tax withholding, see the "Questions and Answers on Federal Tax Consequences" section below.

        18.     HOW DO I PAY THE EXERCISE PRICE?

               The exercise price may be paid in cash or check payable to the Corporation or in shares of Common Stock. Any shares delivered in payment of the exercise price will be valued at fair market value on the exercise date and must have been held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes (generally a six
(6)-month period).

               Cashless exercises are also permitted. To use this procedure, you must provide irrevocable instructions to a Corporation-designated brokerage firm to effect the immediate sale of the shares of Common Stock purchased under your option and to pay over to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable withholding taxes. Concurrently with such instructions, you must also direct the Corporation to deliver the certificates for the purchased shares to the brokerage firm in order to complete the sale.

                                INCENTIVE OPTIONS

               This section applies only to Incentive Options. Non-Statutory Options are not subject to these provisions.

        19.     WHO IS ELIGIBLE TO RECEIVE AN INCENTIVE OPTION?

               Incentive Options may only be granted to individuals who are employees of the Corporation.

        20. IS THERE A LIMITATION ON THE NUMBER OF SHARES FOR WHICH AN INCENTIVE OPTION MAY BECOME EXERCISABLE IN ANY ONE CALENDAR YEAR?

               Yes. The aggregate fair market value of the shares of Common Stock (determined at the date of grant) for which an option may for the first time become exercisable in any calendar year as an Incentive Option under the Federal tax laws may not exceed $100,000. To the extent you hold two (2) or more Incentive Options which become exercisable for the first time in the same calendar year, the $100,000 limitation will be applied on the basis of the order in which those options were granted. Options which do not qualify for Incentive Option treatment under the Federal tax laws by reason of this dollar limitation may nevertheless be exercised as Non-Statutory Options in the calendar year in which they become exercisable for the excess number of shares.

                      EXAMPLE: On December 18, 2001, Sam Smith is granted an Incentive Option to purchase 10,000 shares of Common Stock at an exercise price of $20.00 per share, the fair market value of the Common Stock on that date. The option will become exercisable for the option shares in a series of four successive equal annual installments, beginning December 18, 2002. When the option becomes exercisable for the second annual installment on December 18, 2003, the fair market value of the Common Stock is assumed to be $30.00 per share. On April 25, 2002, Sam is granted a second Incentive Option to purchase 10,000 shares of Common Stock at an exercise price of $25.00 per share, the fair market value of the Common Stock on that date. This option will also become exercisable for the option shares in a series of four successive equal annual installments beginning on April 25, 2003. When the option becomes exercisable for the first annual installment on that date, the fair market value of the Common Stock is assumed to be $28.00 per share.

                      The aggregate fair market value of the 2,500 shares of Common Stock (measured as of the grant date) which become exercisable under the first option in calendar year 2003 is $50,000. The aggregate fair market value of the 2,500 shares of Common Stock (measured as of the grant date) which become exercisable under the second option in calendar year 2003 is $62,500. Accordingly, 500 of the shares which first become purchasable in calendar year 2003 under the calendar year 2002 option will not qualify for favorable tax treatment as Incentive Options because the aggregate value (as measured as of the grant date) of the shares of Common Stock for which the two options first become exercisable in calendar year 2003 exceeds $100,000 ($50,000 + $62,500 = $112,500). The 500 shares which do not qualify for Incentive Option treatment under the calendar year 2002 option may be exercised as Non-Statutory Options.

        21.     CAN AN INCENTIVE OPTION LOSE ITS QUALIFIED STATUS?

               Yes. An option granted as an Incentive Option will generally be taxed as a Non-Statutory Option if exercised more than three (3) months after you terminate employee status. Certain amendments or modifications to the option may also cause the loss of Incentive Option status, but no such amendment or modification may be made without your consent.

        22. WHAT LIMITATIONS APPLY TO INCENTIVE OPTIONS GRANTED TO A 10% STOCKHOLDER?

               If an Incentive Option is granted to an individual who is at the time the owner of stock possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary corporation, then the exercise price per share cannot be less than one hundred ten percent (110%) of the fair market value of the Common Stock on the grant date, and the option term may not exceed five (5) years from the grant date.

                          EARLY TERMINATION OF OPTIONS

        23.     WHAT HAPPENS TO MY OPTIONS IF MY SERVICE TERMINATES?

               After your termination of service for any reason other than death, disability or Misconduct (as defined below in Question 24), you will have a limited period of time in which to exercise your outstanding options for any shares of Common Stock for which those options are exercisable on the date your service terminates. The length of this period will be set forth in your Option Agreement and will generally not be in excess of three (3) months. However, your option will in all events terminate on the specified expiration date of the option term. To the extent your options are not exercisable for one or more shares at the time of your termination of service, your options will immediately terminate and cease to be outstanding with respect to those unexercisable shares.

               Unless your Option Agreement specifically provides otherwise, you will be deemed to continue in service for so long as you render services on a periodic basis to the Corporation, whether as (i) an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, (ii) a non-employee Board member or
(iii) a consultant or other independent advisor.

               The Plan Administrator has the discretion to extend the period during which you may exercise one or more of your options following your termination of service and/or to permit such options to be exercised not only with respect to the number of shares of Common Stock for which your options are at the time exercisable but also with respect to one or more additional installments for which your options would have become exercisable had you continued in service. You will be notified in writing in the event the Plan Administrator decides to provide you with any of those additional benefits.

        24. WHAT HAPPENS TO MY OPTIONS IF I AM DISCHARGED FROM SERVICE FOR MISCONDUCT?

               Should you be discharged from service for Misconduct or otherwise engage in Misconduct while your options are outstanding, then all of your outstanding options will immediately terminate. For purposes of the Plan, MISCONDUCT includes (i) any act of fraud, embezzlement or dishonesty, (ii) any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or (iii) any other intentional misconduct adversely affecting the business or affairs of the Corporation in a material manner. However, the foregoing list is not inclusive of all the acts or omissions which may be considered as grounds for dismissal or discharge of any individual in the Corporation's service.


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

        25.     WHAT HAPPENS TO MY OPTIONS IF I DIE OR BECOME DISABLED?

               If you die while any of your options are outstanding, the personal representative of your estate or the person or persons to whom the options are transferred by the provisions of your will or the laws of inheritance or pursuant to the beneficiary designation you have in effect for those options may exercise each of those options for any or all of the shares of Common Stock for which the option was exercisable on the date your service with the Corporation terminated, less any shares you may have subsequently purchased prior to your death. The right to exercise each such option will lapse upon the earlier to occur of (i) the expiration of the option term or (ii) the first anniversary of the date of your death.

               If you terminate your service with the Corporation because you become permanently disabled, you will normally have a period of twelve (12) months from the date of such termination of service during which to exercise your options for any or all of the shares for which those options were exercisable at the time of such termination. In no event, however, may you exercise any option after the specified expiration of the option term. For purposes of the Plan, you will be deemed to be PERMANENTLY DISABLED if you are unable to perform any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) consecutive months or more.

               NOTE: FOR OPTIONS INCORPORATED FROM THE PREDECESSOR PLANS, YOU WILL HAVE UNTIL THE EARLIER OF (i) THE EXPIRATION DATE OF THE OPTION TERM OR (ii) THE LIMITED PERIOD PROVIDED IN THE OPTION AGREEMENT FOR THE EXERCISE OF THAT OPTION FOLLOWING YOUR TERMINATION OF SERVICE.

        26.     WHAT HAPPENS TO MY OPTIONS IF THE CORPORATION IS ACQUIRED OR
                MERGED?

               In the event of a Corporate Transaction (as defined below), all options outstanding under the Discretionary Option Grant Program will automatically accelerate so that each such option will, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully vested shares. However, an outstanding option will NOT become exercisable on such an accelerated basis if and to the extent: (i) the option is assumed by the successor corporation, (ii) such option is replaced with a cash incentive program which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise exercisable at that time (the excess of the fair market value of those shares over the exercise price payable for such shares) and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of the option is subject to other limitations imposed by the Plan Administrator in the Option Agreement.

               All outstanding options under the Discretionary Option Grant Program will, to the extent not assumed by the successor corporation, terminate and cease to be outstanding immediately following the completion of the Corporate Transaction.

               Any Incentive Options accelerated upon the Corporate Transaction will remain exercisable as Incentive Options under the Federal tax laws only to the extent the applicable $100,000 limitation is not exceeded. If such limitation is exceeded, the option will be exercisable for the excess number of shares as a Non-Statutory Option.

               A CORPORATE TRANSACTION will be deemed to occur upon (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction or (ii) a sale, transfer or other disposition of all or substantially all the assets of the Corporation in liquidation or dissolution of the Corporation.

               NOTE: THE OPTIONS INCORPORATED FROM THE PREDECESSOR PLANS WILL GENERALLY VEST UPON AN ACQUISITION OF THE CORPORATION BY MERGER OR ASSET SALE AND BECOME IMMEDIATELY EXERCISABLE FOR ALL THE OPTION SHARES AS FULLY VESTED SHARES, UNLESS THOSE OPTIONS ARE ASSUMED BY THE ACQUIRING COMPANY AND THE CORPORATION'S REPURCHASE RIGHTS APPLICABLE TO ANY

        UNVESTED OPTION SHARES ARE TRANSFERRED TO THAT ENTITY. HOWEVER, A NUMBER OF OPTIONS OUTSTANDING UNDER THE PREDECESSOR PLANS HAVE SPECIAL ACCELERATION PROVISIONS PURSUANT TO WHICH THOSE OPTIONS WILL VEST IMMEDIATELY UPON AN ACQUISITION, WHETHER OR NOT THEY ARE ASSUMED. THE OUTSTANDING OPTIONS WILL TERMINATE IMMEDIATELY AFTER THE ACQUISITION UNLESS ASSUMED BY THE ACQUIRING COMPANY.

        27. WHAT HAPPENS TO MY OPTIONS THAT ARE ASSUMED UPON A CORPORATE TRANSACTION?

               Each option under the Discretionary Option Grant Program which is assumed by the successor corporation will, immediately after the Corporate Transaction, be appropriately adjusted to apply to the number and class of securities which would have been issued to the optionee in consummation of the Corporate Transaction had the option been exercised immediately prior to the Corporate Transaction. Appropriate adjustments will also be made to the exercise price payable per share, provided the aggregate exercise price for the option shares will remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

               The Plan Administrator may structure one or more options granted under the Discretionary Option Grant Program so that those options will immediately vest and become exercisable for the option shares upon an Involuntary Termination of the optionee's service within a designated period (not to exceed eighteen (18) months) following the effective date of a Corporate Transaction in which the options are assumed and do not otherwise become exercisable on an accelerated basis. Any option so accelerated will remain exercisable until the expiration or sooner termination of the option term. You should review your Option Agreement to determine whether any of the options you hold will in fact accelerate in whole or in part upon such an Involuntary Termination.

               An INVOLUNTARY TERMINATION will be deemed to occur upon (i) the optionee's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct or (ii) such individual's voluntary resignation following
(A) a change in his or her position with the Corporation which materially reduces his or her duties and level of responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate performance- based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the optionee's consent.

               NOTE: A NUMBER OF OUTSTANDING OPTIONS INCORPORATED FROM THE PREDECESSOR PLANS ARE STRUCTURED SO THAT THOSE OPTIONS WILL VEST AS TO ALL OR PART OF THE OPTION SHARES OR UPON THE EARLIER OF (i) THE OPTIONEES' COMPLETION OF TWENTY-FOUR (24) MONTHS OF EMPLOYMENT FOLLOWING AN ACQUISITION OF THE CORPORATION IN WHICH THOSE OPTIONS ARE ASSUMED AND DO NOT OTHERWISE VEST OR (ii) AN INVOLUNTARY TERMINATION OF THE OPTIONEE'S SERVICE WITHIN TWENTY-FOUR (24) MONTHS AFTER THE EFFECTIVE DATE OF SUCH AN ACQUISITION. THOSE OPTIONS WILL REMAIN EXERCISABLE FOR SUCH VESTED SHARES UNTIL THE EXPIRATION OR SOONER TERMINATION OF THE OPTION TERM.

        28. WHAT HAPPENS TO MY OPTIONS IF THERE IS A CHANGE IN CONTROL OF THE CORPORATION?

               The Plan Administrator may structure one or more options granted under the Discretionary Option Grant Program so that those options will immediately vest and become exercisable for the option shares upon the occurrence of a Change in Control or upon an Involuntary Termination of the optionee's service within a designated period (not to exceed eighteen (18) months) following the effective date of that Change in Control. Any option so accelerated will remain exercisable until the expiration or sooner termination of the option term. You should review your Option Agreement to determine whether any of the options you hold will in fact accelerate upon such an Involuntary Termination.

               Any Incentive Option accelerated upon a Change in Control or a subsequent Involuntary Termination will remain exercisable as an Incentive Option under the Federal tax laws only to the extent the applicable $100,000 dollar limitation is not exceeded. If such limitation is exceeded, the option may be exercised for the excess number of shares as a Non-Statutory Option.

               A CHANGE IN CONTROL will be deemed to occur in the event (i) any person directly or indirectly acquires securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders or (ii) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

               NOTE: SOME OF THE OPTIONS INCORPORATED FROM THE PREDECESSOR PLANS WILL VEST IMMEDIATELY UPON A CHANGE IN CONTROL, WHETHER OR NOT THEY OTHERWISE CONTINUE IN EFFECT. A NUMBER OF OTHER OPTIONS INCORPORATED FROM THE PREDECESSOR PLANS ARE STRUCTURED SO THAT THOSE OPTIONS WILL VEST AS TO ALL OR PART OF THE OPTION SHARES UPON THE EARLIER OF (i) THE OPTIONEE'S COMPLETION OF TWENTY-FOUR (24) MONTHS OF EMPLOYMENT FOLLOWING A CHANGE IN CONTROL IN WHICH THOSE OPTIONS ARE CONTINUED IN EFFECT AND DO NOT OTHERWISE VEST OR (ii) AN INVOLUNTARY TERMINATION OF THE OPTIONEE'S SERVICE WITHIN TWENTY-FOUR (24) MONTHS AFTER THE EFFECTIVE DATE OF SUCH A CHANGE IN CONTROL. THOSE OPTIONS WILL REMAIN EXERCISABLE FOR SUCH VESTED SHARES UNTIL THE EXPIRATION OR SOONER TERMINATION OF THE OPTION TERM.

                          DISPOSITION OF OPTION SHARES

        29.     WHEN CAN I SELL MY SHARES?

               You may sell the shares you purchase under the Plan at any time without restriction, subject to any market black-out period imposed by the Corporation, provided you are NOT an officer or director of the Corporation subject to the short-swing profit limitations of the Federal securities laws.

                                  MISCELLANEOUS

        30.     IS FINANCING AVAILABLE UNDER THE PLAN?

               The Plan Administrator may provide financial assistance to one or more optionees in connection with their acquisition of shares of Common Stock under the Discretionary Option Grant Program by permitting them to pay the purchase price for the shares through a promissory note payable in one or more installments. The terms of any such promissory note, including the interest rate and terms of repayment, will be established in the sole discretion of the Plan Administrator. Promissory notes will be made on a full-recourse basis, and the maximum credit available may not exceed the purchase price payable for the acquired shares plus any withholding tax liability incurred in connection with such acquisition. In addition, the Corporation will comply with all applicable requirements of Regulation U of the Board of Governors of the Federal Reserve System in connection with any financing extended under the Plan.

        31. DO I HAVE THE RIGHT TO REMAIN EMPLOYED UNTIL MY OPTIONS UNDER THE DISCRETIONARY OPTION GRANT PROGRAM VEST?

               No. Nothing in the Plan or in any option grant under the Discretionary Option Grant Program is intended to provide any person with the right to remain in the Corporation's service for any specific period, and both you and the Corporation will each have the right to terminate your service at any time and for any reason, with or without cause.

        32. ARE THERE ANY CIRCUMSTANCES WHICH WOULD CAUSE ME TO LOSE MY RIGHTS WITH RESPECT TO AN OPTION OR A STOCK ISSUANCE?

               Yes. The grant of options under the Discretionary Option Grant Program and the issuance of Common Stock under those options are subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan and the securities issuable thereunder. It is possible that the Corporation could be prevented from granting options or from issuing shares of Common Stock under the Discretionary Option Grant Program in the event one or more required approvals or permits were not obtained.

        33. DOES THE PLAN RESTRICT THE AUTHORITY OF THE CORPORATION TO GRANT OR ASSUME OPTIONS OUTSIDE OF THE PLAN?

               No. The Plan does not limit the authority of the Corporation to grant options outside of the Plan or to grant options to, or assume the options of, any person in connection with the acquisition of the business and assets of any firm, corporation or other business entity.

        34. DOES THE GRANT OF AN OPTION OR THE ISSUANCE OF SHARES UNDER THE PLAN AFFECT MY ELIGIBILITY TO PARTICIPATE IN OTHER PLANS OF THE CORPORATION?

               No. Option grants made under the Discretionary Option Grant Program do not in any way affect, limit or restrict your eligibility to participate in any other stock plan or other compensation or benefit plan or program maintained by the Corporation.

        35.     WHAT IS A PARENT CORPORATION?

               A corporation is a parent corporation if such corporation owns, directly or indirectly, securities representing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding securities.

        36.     WHAT IS A SUBSIDIARY CORPORATION?

               A corporation is a subsidiary corporation if the Corporation owns, directly or indirectly, securities representing fifty percent (50%) or more of the total combined voting power of the outstanding securities of that corporation.

        37.     IS THE PLAN SUBJECT TO ERISA?

               The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) or Section 401(a) of the Code.

                QUESTIONS AND ANSWERS ON FEDERAL TAX CONSEQUENCES

               The following is a general description of the Federal income tax consequences of option grants made under the Discretionary Option Grant Program. State and local tax treatment, which is not discussed below, may vary from such Federal income tax treatment. You should consult with your own tax advisor as to the tax consequences of your particular transactions under the Plan.

               The tax consequences of Incentive Options and Non-Statutory Options differ as described below.

                                INCENTIVE OPTIONS

        T1. WILL THE GRANT OF AN INCENTIVE OPTION RESULT IN FEDERAL INCOME TAX LIABILITY TO ME?

               No.

        T2. WILL THE EXERCISE OF AN INCENTIVE OPTION RESULT IN FEDERAL INCOME TAX LIABILITY TO ME?

               No. You will not recognize taxable income at the time the Incentive Option is exercised. However, the amount by which the fair market value (at the time of exercise) of the purchased shares exceeds the exercise price paid for those shares will constitute an adjustment to your income for purposes of the alternative minimum tax (see the "Alternative Minimum Tax" section below). On or before January 31 of the calendar year following the calendar year in which you exercise your Incentive Option, you will receive an information statement from the Corporation indicating, among other items, the number of shares of Common Stock you purchased in connection with such exercise, the market price of the Common Stock on the exercise date and the price you paid for the purchased shares.

        T3. WHEN WILL I BE SUBJECT TO FEDERAL INCOME TAX ON SHARES ACQUIRED UNDER AN INCENTIVE OPTION?

               Generally, you will recognize income in the year in which you make a disposition of the shares purchased under your Incentive Option.

        T4.     WHAT CONSTITUTES A DISPOSITION OF INCENTIVE OPTION SHARES?

               A disposition of shares purchased under an Incentive Option will occur in the event you transfer legal title to those shares, whether by sale, exchange or gift, or you deliver such shares in payment of the exercise price of any other Incentive Option you hold. However, a disposition will not occur if you engage in any of the following transactions: a transfer of the shares to your spouse, a transfer into joint ownership with right of survivorship provided you remain one of the joint owners, a pledge of the shares as collateral for a loan, a transfer by bequest or inheritance upon your death or certain tax-free exchanges of the shares permitted under the Code.

        T5. HOW IS MY FEDERAL INCOME TAX LIABILITY DETERMINED WHEN I DISPOSE OF MY SHARES?

               Your Federal income tax liability will depend upon whether you make a qualifying or disqualifying disposition of the shares purchased under your Incentive Option. A qualifying disposition will occur if the sale or other disposition of the shares takes place more than two (2) years after the date the Incentive Option was granted and more than one (1) year after the date that option was exercised for the particular shares involved in the disposition. A disqualifying disposition is any sale or other disposition made before both of these minimum holding periods are satisfied.

        T6.     WHAT IF I MAKE A QUALIFYING DISPOSITION?

               You will recognize a long-term capital gain equal to the excess of (i) the amount realized upon the sale or other disposition over (ii) the exercise price paid for the shares. You will recognize a long-term capital loss if the amount realized is lower than the exercise price paid for the shares. (For the tax rates applicable to capital gain, please see Question T27.)

                      EXAMPLE: On December 18, 2001, you are granted an Incentive Option for 1,000 shares with an exercise price of $20.00 per share. On December 18, 2003, you exercise the option for 500 vested shares when the market price is $30.00 per share. The purchased shares are held until April 1, 2005, when you sell them for $45.00 per share.

                      Because the disposition of the shares is made more than two (2) years after the grant date of the 2001 Incentive Option and more than one (1) year after the option was exercised for the shares sold on April 1, 2005, the sale represents a qualifying disposition of such shares, and for Federal income tax purposes, there will be a long-term capital gain of $25.00 per share.

        T7.     WHAT ARE THE NORMAL TAX RULES FOR A DISQUALIFYING DISPOSITION?

               Normally, when you make a disqualifying disposition of shares purchased under an Incentive Option, you will recognize ordinary income at the time of the disposition in an amount equal to the excess of (i) the fair market value of the shares on the option exercise date over (ii) the exercise price paid for those shares. If the disqualifying disposition is effected by means of an arm's length sale or exchange with an unrelated party, the ordinary income will be limited to the amount by which (i) the amount realized upon the disposition of the shares or (ii) their fair market value on the exercise date, whichever is less, exceeds the exercise price paid for the shares. The amount of your disqualifying disposition income will be reported by the Corporation on your W-2 wage statement for the year of disposition, and any applicable withholding taxes which arise in connection with the disqualifying disposition will be deducted from your wages or otherwise collected from you.

               Any additional gain recognized upon the disqualifying disposition will be capital gain, which will be long-term if the shares have been held for more than one (1) year following the exercise date of the option. (See Question T17 below for the tax rates applicable to capital gain.)

                      EXAMPLE: On December 18, 2001, you are granted an Incentive Option for 1,000 shares with an exercise price of $20.00 per share. On December 18, 2003, you exercise this option for 500 vested shares when the market price is $30.00 per share. The purchased shares are held until May 15, 2004, when you sell them for $45.00 per share.

                      Because the disposition of the shares is made less than one (1) year after the 2001 Incentive Option was exercised for the shares sold on May 15, 2004, the sale represents a disqualifying disposition of the shares, and for Federal income tax purposes, the gain upon the sale will be divided into two (2) components:

                        Ordinary Income: You will recognize ordinary income in
                the amount of $10.00 per share, the excess of the $30.00 per share market price of the shares on the date the option was exercised over the $20.00 per share exercise price.

                        Capital Gain: You will also recognize a short-term
                capital gain of $15.00 per share with respect to each share sold.

               In the event the shares purchased under an Incentive Option are sold in a disqualifying disposition for less than the exercise price paid for those shares, you will not recognize any income but will recognize a capital loss equal to the excess of (i) the exercise price paid for the shares over (ii) the amount realized upon the disposition of those shares. For example, if the shares in the above Example are sold for $15.00 per share in the disqualifying disposition, you would simply recognize a short-term capital loss of $5.00 per share.

        T8.     WHAT ARE THE FEDERAL TAX CONSEQUENCES TO THE CORPORATION?

               If you make a qualifying disposition of shares acquired upon the exercise of an Incentive Option, then no income tax deduction may be taken by the Corporation with respect to such shares. Should you make a disqualifying disposition of such shares, then the Corporation will be entitled to an income tax deduction equal to the amount of ordinary income you recognize in connection with the disposition. The deduction will, in general, be allowed to the Corporation in the taxable year in which the disposition occurs.

        T9. WHAT ARE THE CONSEQUENCES OF PAYING THE EXERCISE PRICE OF AN INCENTIVE OPTION IN THE FORM OF SHARES OF COMMON STOCK ACQUIRED UPON THE EXERCISE OF AN EARLIER-GRANTED INCENTIVE OPTION IF THE DELIVERY OF THE SHARES RESULTS IN A DISQUALIFYING DISPOSITION?

               If the delivery of the shares acquired under an earlier granted Incentive Option results in a disqualifying disposition, then you will be subject to ordinary income taxation on the excess of (i) the fair market value of the delivered shares at the time of their original purchase (or at the time any forfeiture restrictions applicable to those shares lapsed) over (ii) the exercise price paid for the delivered shares.

               The tax basis and capital gain holding periods for the shares of Common Stock purchased upon exercise of the Incentive Option will be determined as follows:

                             (i) To the extent the purchased shares equal in number the delivered shares as to which there is a disqualifying disposition, the basis for the new shares will be equal to the fair market value of the delivered shares at the time they were originally purchased, (or at the time any forfeiture restrictions applicable to those share lapsed), and the capital gain holding period for these shares will include the period for which the delivered shares were held (measured from their original purchase date or (if later) from the lapse date of any forfeiture restriction applicable to those shares).

                             (ii) To the extent the number of purchased shares exceeds the number of delivered shares, the additional shares will have a zero basis and a capital gain holding period measured (in general) from the exercise date.

        T10. WHAT ARE THE CONSEQUENCES OF PAYING THE EXERCISE PRICE OF AN INCENTIVE OPTION IN THE FORM OF SHARES OF COMMON STOCK (i) ACQUIRED UNDER AN INCENTIVE OPTION AND HELD FOR THE REQUISITE HOLDING PERIODS, (ii) ACQUIRED UNDER A NON-STATUTORY OPTION OR
                (iii) ACQUIRED THROUGH OPEN-MARKET PURCHASES?

               If the exercise price for the Incentive Option is paid with shares of Common Stock (i) acquired under an Incentive Option and held for the requisite minimum holding periods for a qualifying disposition, (ii) acquired under a Non-Statutory Option or (iii) acquired through open-market purchases, you will not recognize any taxable income (other than as described in the "Alternative Minimum Tax" section below) with respect to the shares of Common Stock purchased upon exercise of the Incentive Option. To the extent the purchased shares equal in number the shares of Common Stock delivered in payment of the exercise price, the new shares will have the same basis and holding period for capital gain purposes as the delivered shares. To the extent the number of purchased shares exceeds the number of delivered shares, the additional shares will have a zero basis and a capital gain holding period measured (in general) from the exercise date.

        T11. WHAT ARE THE CONSEQUENCES OF A SUBSEQUENT DISPOSITION OF SHARES PURCHASED UNDER AN INCENTIVE OPTION WITH SHARES OF COMMON STOCK?

               If the Incentive Option is exercised with shares of Common Stock, then those shares purchased under the Incentive Option which have a zero basis will be treated as the first shares sold or otherwise transferred in a disqualifying disposition. Accordingly, upon such a disqualifying disposition, you will recognize ordinary income with respect to the zero basis shares in an amount equal to their fair market value on the date the option was exercised for those shares. Any additional gain upon such disqualifying disposition will in most instances be taxed as short-term capital gain.

                              NON-STATUTORY OPTIONS

        T12. WILL THE GRANT OF A NON-STATUTORY OPTION RESULT IN FEDERAL INCOME TAX LIABILITY TO ME?

               No.

        T13. WILL THE EXERCISE OF A NON-STATUTORY OPTION RESULT IN FEDERAL INCOME TAX LIABILITY TO ME?

               Normally, you will recognize ordinary income in the year in which the Non-Statutory Option is exercised in an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for those shares. This income will be reported by the Corporation on your W-2 wage statement for the year of exercise (or on a Form 1099 if you are not an employee), and you will be required to satisfy the tax withholding requirements applicable to this income.

        T14. WILL I RECOGNIZE ADDITIONAL INCOME WHEN I SELL SHARES ACQUIRED UNDER A NON-STATUTORY OPTION?

               Yes. You will recognize a capital gain to the extent the amount realized upon the sale of such shares exceeds their fair market value at the time you recognized the ordinary income with respect to their acquisition. A capital loss will result to the extent the amount realized upon the sale is less than such fair market value. The gain or loss will be long-term if the shares are held for more than one (1) year prior to the disposition. (Please see Question T17 below for tax rates applicable to capital gain.) The holding period will normally start at the time the Non-Statutory Option is exercised.

        T15. WHAT ARE THE CONSEQUENCES OF PAYING THE EXERCISE PRICE OF A NON-STATUTORY OPTION IN THE FORM OF SHARES OF COMMON STOCK PREVIOUSLY ACQUIRED UPON THE EXERCISE OF EMPLOYEE OPTIONS OR THROUGH OPEN-MARKET PURCHASES?

               You will not recognize any taxable income to the extent the shares of Common Stock received upon the exercise of the Non-Statutory Option equal in number the shares of Common Stock delivered in payment of the exercise price. For Federal income tax purposes, these newly acquired shares will have the same basis and capital gain holding period as the delivered shares. To the extent the delivered shares were acquired under an Incentive Option, the new shares received upon the exercise of the Non-Statutory Option will continue to be subject to taxation as Incentive Option shares in accordance with the Incentive Option principles discussed above.

               The additional shares of Common Stock received upon the exercise of the Non-Statutory Option will, in general, have to be reported as ordinary income for the year of exercise in an amount equal to their fair market value on the exercise date. These additional shares will have a tax basis equal to such fair market value and a capital gain holding period measured (in general) from the exercise date.

        T16.    WHAT ARE THE FEDERAL TAX CONSEQUENCES TO THE CORPORATION?

               The Corporation will be entitled to an income tax deduction equal to the amount of ordinary income you recognize in connection with the exercise of the Non-Statutory Option. The deduction will, in general, be allowed for the taxable year of the Corporation in which you recognize such ordinary income.

                                FEDERAL TAX RATES

        T17.    WHAT ARE THE APPLICABLE FEDERAL TAX RATES?

               REGULAR TAX RATES. Effective for the 2001 calendar year, ordinary income in excess of $297,350 ($148,675 for a married taxpayer filing a separate return) will be subject to the maximum federal income tax rate of 39.1%. This 39.1% tax rate is scheduled to be reduced beginning with the 2002 calendar year. The applicable $297,350 or $148,675 threshold is subject to cost-of-living adjustments in taxable years beginning after December 31, 2001. Certain limitations are imposed upon a taxpayer's itemized deductions, and the personal exemptions claimed by the taxpayer are subject to phase-out. These limitations may result in the taxation of ordinary income at an effective top marginal rate in excess of 39.1%.

               CAPITAL GAIN TAX RATES. Short-term capital gains are subject to the same tax rates as ordinary income. Long-term capital gain is subject to a maximum federal income tax rate of 20% (10% for individuals not subject to a tax rate of 25% or more on their ordinary income), provided the capital asset is held for more than one (1) year prior to sale or other taxable disposition.

               Beginning in 2001, capital gain recognized on the sale or disposition of capital assets held for more than five (5) years by individuals not subject to a tax rate of 25% or more on their ordinary income will be subject to tax at a rate of 8%.

               Beginning in 2006, capital gain recognized on the sale or disposition of capital assets held for more than five (5) years by individuals subject to a tax rate of 25% or more on their ordinary income will be taxed at a rate of 18%, provided the holding period for such property begins after December 31, 2000. However, any capital gain recognized on the sale or disposition of shares of the Corporation's common stock acquired pursuant to options granted under the Discretionary Option Grant Program will not be eligible for the 18% tax rate unless those options are granted after December 31, 2000.

                             ALTERNATIVE MINIMUM TAX

        T18.    WHAT IS THE ALTERNATIVE MINIMUM TAX?

               The alternative minimum tax is an alternative method of calculating the income tax you must pay each year in order to assure that a minimum amount of tax is paid for the year. The first $175,000 ($87,500 for a married taxpayer filing a separate return) of your alternative minimum taxable income for the year over the allowable exemption amount is subject to alternative minimum taxation at the rate of 26%. The balance of your alternative minimum taxable income is subject to alternative minimum taxation at the rate of 28%. However, the portion of your alternative minimum taxable income attributable to capital gain recognized upon the sale or disposition of capital assets held for more than one (1) year will be subject to a reduced alternative minimum tax rate of 20% (10% for individuals not subject to the regular 28% tax rate on their ordinary income). Beginning in 2001, the alternative minimum tax rate applicable to capital gain recognized upon the sale or disposition of capital assets held for more than five (5) years will be equal to the capital gain tax rate in effect for such gain for regular tax purposes (see Question T17 above). The alternative minimum tax will, however, be payable only to the extent that it exceeds your regular federal income tax for the year (computed without regard to certain credits and special taxes).

        T19.    WHAT IS THE ALLOWABLE EXEMPTION AMOUNT?

               Effective for the calendar year 2001, the allowable exemption amount is $49,000 for a married taxpayer filing a joint return, $35,750 for an unmarried taxpayer and $24,500 for a married taxpayer filing a separate return. The allowable exemption amount is, however, to be reduced by $0.25 for each $1.00 by which the individual's alternative minimum taxable income for the year exceeds $150,000 for a married taxpayer filing a joint return, $112,500 for an unmarried taxpayer, and $75,000 for a married taxpayer filing a separate return.

        T20.    HOW IS THE ALTERNATIVE MINIMUM TAXABLE INCOME CALCULATED?

               Your alternative minimum taxable income is based upon your regular taxable income for the year, adjusted to (i) include certain additional items of income and tax preference and (ii) disallow or limit certain deductions otherwise allowable for regular tax purposes.

        T21. IS THE SPREAD ON AN INCENTIVE OPTION AT THE TIME OF EXERCISE NORMALLY INCLUDIBLE IN ALTERNATIVE MINIMUM TAXABLE INCOME?

               Yes. The spread on the shares purchased under an Incentive Option (the excess of the fair market value of the purchased shares at the time of exercise over the aggregate exercise price paid for those shares) is normally included in the optionee's alternative minimum taxable income at the time of exercise, whether or not the shares are subsequently made the subject of a disqualifying disposition.

        T22. HOW WILL THE PAYMENT OF ALTERNATIVE MINIMUM TAXES IN ONE YEAR AFFECT THE CALCULATION OF MY TAX LIABILITY IN A LATER YEAR?

               If alternative minimum taxes are paid for one or more taxable years, a portion of those taxes (subject to certain adjustments and reductions) will be applied as a partial credit against your regular tax liability (but not alternative minimum tax liability) for subsequent taxable years. In addition, upon the sale or other disposition of the purchased shares, whether in the year of exercise or in any subsequent taxable year, your basis for computing the gain for purposes of alternative minimum taxable income (but not regular taxable income) will include the amount of the Incentive Option spread previously included in your alternative minimum taxable income.

               CORPORATION INFORMATION AND ANNUAL PLAN INFORMATION

               Tickets.com, Inc. is a Delaware corporation which maintains its principal executive offices at 555 Anton Boulevard, 11th Floor, Costa Mesa, California 92626. The telephone number at the executive offices is (714) 327-5400. You may contact the Corporation at this address or telephone number for further information concerning the Plan and its administration.

               A copy of the Corporation's Annual Report to Stockholders for each fiscal year will be furnished to each participant in the Plan, and additional copies will be furnished without charge to each participant upon written or oral request to the Corporate Secretary of the Corporation at its principal executive office or upon telephoning the Corporation at its principal executive office. In addition, any person receiving a copy of this Prospectus may obtain without charge, upon written or oral request to the Corporate Secretary, a copy of any of the documents listed below, which are hereby incorporated by reference into this Prospectus, other than certain exhibits to such documents.

        (a) The Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission ("SEC");

        (b) The Corporation's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2001 and June 30, 2001 filed with the SEC;

        (c) The Corporation's Current Reports on Form 8-K filed with the SEC on May 9, 2001, June 22, 2001, July 23, 2001 and August 3, 2001;
                and

        (d) The Corporation's Registration Statement on Form 8-A12G filed with the SEC on November 1, 1999, in which are described the terms, rights and provisions applicable to the Corporation's outstanding Common Stock.

               The Corporation will also deliver to each participant in the Plan who does not otherwise receive such materials a copy of all reports, proxy statements and other communications distributed to the Corporation's stockholders.

                               TICKETS.COM, INC.
                             STOCK OPTION AGREEMENT

                                    RECITALS

               A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board (or the board of directors of any Parent or Subsidiary) and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

               B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.

               C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

               NOW, THEREFORE, it is hereby agreed as follows:

               1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

               2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

               3. LIMITED TRANSFERABILITY.

                      (a) This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding this option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 5, be exercised following Optionee's death.

                      (b) If this option is designated a Non-Statutory Option in the Grant Notice, then this option may be assigned in whole or in part during Optionee's lifetime to one or more members of Optionee's family or to a trust established for the exclusive benefit of one or more such family members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

               4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

               5. CESSATION OF SERVICE. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

                      (a) Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Misconduct) while holding this option, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

                      (b) Should Optionee die while holding this option, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or the laws of inheritance shall have the right to exercise this option. However, if Optionee has designated one or more beneficiaries of this option, then those persons shall have the exclusive right to exercise this option following Optionee's death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve
(12)-month period measured from the date of Optionee's death or (ii) the Expiration Date.

                      (c) Should Optionee cease Service by reason of Permanent Disability while holding this option, then Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

                      (d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares for which the option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any exercisable Option Shares for which the option has not been exercised. However, this option shall, immediately upon Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any Option Shares for which this option is not otherwise at that time exercisable.

                      (e) Should Optionee's Service be terminated for Misconduct or should Optionee otherwise engage in any Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.

               6. SPECIAL ACCELERATION OF OPTION.

                      (a) This option, to the extent outstanding at the time of a Corporate Transaction but not otherwise fully exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of such Corporate Transaction, become exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of those Option Shares as fully vested shares of Common Stock. No such acceleration of this option shall occur, however, if and to the extent: (i) this option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any Option Shares for which this option is not otherwise at that time exercisable (the excess of the Fair Market Value of those Option Shares over the aggregate Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same option exercise/vesting schedule for those Option Shares set forth in the Grant Notice.

                      (b) Immediately following the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

                      (c) If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

                      (d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

               7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

               8. STOCKHOLDER RIGHTS. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

               9. MANNER OF EXERCISING OPTION.

                      (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                             (i) Execute and deliver to the Corporation a Notice of Exercise for the Option Shares for which the option is exercised.

                             (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                                     (A) cash or check made payable to the
               Corporation;

                                     (B) a promissory note payable to the
               Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 13;

                                     (C) shares of Common Stock held by Optionee
               (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                     (D) through a special sale and remittance
               procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                        Except to the extent the sale and remittance procedure
                is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Corporation in connection with the option exercise.

                             (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                             (iv) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

                      (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

                      (c) In no event may this option be exercised for any fractional shares.

               10. COMPLIANCE WITH LAWS AND REGULATIONS.

                      (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

                      (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

               11. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns, the legal representatives, heirs and legatees of Optionee's estate and any beneficiaries of this option designated by Optionee.

               12. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

               13. FINANCING. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note payable to the Corporation. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

               14. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

               15. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

               16. EXCESS SHARES. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

               17. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE OPTION. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

                      (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (A) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (B) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

                      (b) No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

                      (c) Should the exercisability of this option be accelerated upon a Corporate Transaction, then this option shall qualify for favorable tax treatment as an Incentive Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option first becomes exercisable in the calendar year in which the Corporate Transaction occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in the calendar year of such Corporate Transaction, the option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

                      (d) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                                    EXHIBIT I
                               NOTICE OF EXERCISE

               I hereby notify Tickets.com, Inc. (the "Corporation") that I elect to purchase ______________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $ ___________ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's 1999 Stock Incentive Plan on ________________, ________.

               Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.

______________________,  ________
Date

                                        _______________________________________
                                        Optionee

                                        Address: ______________________________

                                        _______________________________________


Print name in exact manner it is to
appear on the stock certificate:        _______________________________________

Address to which certificate is to
be sent, if different from address
above:                                  _______________________________________

                                        _______________________________________

Social Security Number:                 _______________________________________

                                    APPENDIX

               The following definitions shall be in effect under the Agreement:

        A. AGREEMENT shall mean this Stock Option Agreement.

        B. BOARD shall mean the Corporation's Board of Directors.

        C. COMMON STOCK shall mean shares of the Corporation's common stock.

        D. CODE shall mean the Internal Revenue Code of 1986, as amended.

        E. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                      (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

        F. CORPORATION shall mean Tickets.com, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of Tickets.com, Inc. which shall by appropriate action adopt the Plan.

        G. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        H. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

        I. EXERCISE PRICE shall mean the exercise price per Option Share as specified in the Grant Notice.

        J. EXPIRATION DATE shall mean the date on which the option expires as specified in the Grant Notice.

        K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists, or

                      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

        L. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

        M. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

        N. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

        O. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

        P. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

        Q. NOTICE OF EXERCISE shall mean the notice of exercise in the form attached hereto as Exhibit I.

        R. OPTION SHARES shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

        S. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

        T. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        U. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

        V. PLAN shall mean the Corporation's 1999 Stock Incentive Plan.

        W. PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

        X. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor.

        Y. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

        Z. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                TICKETS.COM, INC.
                             A DELAWARE CORPORATION

                         NOTICE OF GRANT OF STOCK OPTION

        Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Tickets.com, Inc. (the "Corporation"):

        Optionee:                                                  MICHELLE ABUD

        Grant Date:                                           SEPTEMBER 18, 2001

        Vesting Commencement Date:                                  MARCH 5, 200

        Exercise Price:                                                    $2.10

        Number of Option Shares:                                               6

        Expiration Date:                                      SEPTEMBER 18, 2011

        Type of Option:  X  INCENTIVE STOCK OPTION __ Non-Statutory Stock Option

        Exercise Schedule. THE OPTION SHALL BECOME EXERCISABLE FOR THE OPTION SHARES IN SIXTEEN (16) SUCCESSIVE EQUAL QUARTERLY INSTALLMENTS UPON OPTIONEE'S COMPLETION OF EACH THREE (3) MONTHS OF SERVICE OVER THE FORTY-EIGHT (48) MONTH PERIOD MEASURED FROM THE VESTING COMMENCEMENT DATE. IN NO EVENT SHALL THE OPTION BECOME EXERCISABLE FOR ANY ADDITIONAL OPTION SHARES AFTER OPTIONEE'S CESSATION OF SERVICE.

        Stock Option Plan. Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Tickets.com, Inc. 1999 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

        Employment at Will. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

        Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

OPTIONEE ACKNOWLEDGES THAT A COPY OF THE OFFICIAL PROSPECTUS FOR THE PLAN (THE "PROSPECTUS") HAS NOT BEEN DELIVERED CONCURRENTLY WITH THIS NOTICE AND IN LIEU OF DELIVERY, OPTIONEE HAS BEEN ADVISED THAT A TRUE AND CORRECT COPY OF THE PROSPECTUS AND THE PLAN ARE AVAILABLE VIA THE COMPANY'S INTRANET, OR IN THE ALTERNATIVE, OPTIONEE MAY REQUEST A PRINTED COPY OF THE PROSPECTUS OR THE PLAN FROM THE CORPORATE SECRETARY THROUGH THE COMPANY'S PRINCIPAL OFFICES.

TICKETS.COM, INC.                        OPTIONEE:

By:______________________________        ______________________________________
   Thomas Gimple, Chief Executive        Michelle Abud
   Officer

                                         Date:      ___________________________

                                         Address    ___________________________

                                                    ___________________________